SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2008
DENDREON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30681 (Commission File Number)	22-3203193 (I.R.S. Employer Identification Number)

3005 First Avenue Seattle, Washington 98121 (Address of principal executive offices) (zip code)
(206) 256-4545
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On October 10, 2008, we sold $20,942,408 of our common stock to Azimuth Opportunity Ltd. (“Azimuth”) in the first draw down under our previously disclosed up to $130 million equity line of credit arrangement with Azimuth.
     We sold Azimuth an aggregate of 3,610,760 shares of our common stock at a threshold price of $5.80 per share, less a discount of 4.5%, for a purchase price to Azimuth of $5.539 per share. We received net proceeds from the sale of these shares of approximately $19.8 million after deducting the 1.0% placement agent fee of $209,424 paid to Reedland Capital Partners, an institutional division of Financial West Group, Member FINRA, in connection with this offering. The offering price of the shares was established with reference to the volume weighted average prices of our common stock on the Nasdaq Global Market for the period beginning October 6, 2008 and ending October 8, 2008. In connection with this sale, we are filing, as Exhibit 5.1 hereto, an opinion of our outside counsel, Jones Day.
          We intend to use the net proceeds from our sale of common stock to Azimuth to fund our development and commercialization activities for Provenge, to fund our other research and preclinical development activities, to satisfy third party obligations and/or for general corporate purposes, including working capital.
          The foregoing description is qualified in its entirety by reference to the Common Stock Purchase Agreement, dated October 11, 2007, between us and Azimuth, which is incorporated by reference into this report, and to Amendment No. 1 thereto, dated as of October 8, 2008, a copy of which is filed with this report.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Jones Day.

10.1
Common Stock Purchase Agreement, dated October 11, 2007, by and between Dendreon Corporation and Azimuth Opportunity Ltd. (incorporated by reference to Exhibit 10.1 of Dendreon’s Current Report on Form 8-K filed on October 12, 2007).

10.2	Amendment No. 1, dated as of October 8, 2008, to Common Stock Purchase Agreement, dated October 11, 2007, by and between Dendreon Corporation and Azimuth Opportunity Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION
	By:	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr.
Date: October 10, 2008		Senior Vice President, Corporate Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Jones Day.

10.1
Common Stock Purchase Agreement, dated October 11, 2007, by and between Dendreon Corporation and Azimuth Opportunity Ltd. (incorporated by reference to Exhibit 10.1 of Dendreon’s Current Report on Form 8-K filed on October 12, 2007).

10.2	Amendment No. 1, dated as of October 8, 2008, to Common Stock Purchase Agreement, dated October 11, 2007, by and between Dendreon Corporation and Azimuth Opportunity Ltd.